                                                                    EXHIBIT 10.5







                          REGISTRATION RIGHTS AGREEMENT

                                  BY AND AMONG

                      ALLIED HEALTHCARE INTERNATIONAL INC.

                                       AND

                            THE HOLDERS NAMED HEREIN

                            DATED AS OF JULY 25, 2002

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of July 25, 2002, by and among Allied Healthcare International Inc. (f/k/a Transworld Healthcare, Inc.), a New York corporation ("TWUS"), the holders of ordinary shares of Transworld Healthcare (UK) Limited, a company incorporated in England and Wales with registered number 3370146 ("TWUK"), named in Exhibit A attached hereto (the "Ordinary Shareholders," and each individually, an "Ordinary Shareholder"), Triumph Partners III, L.P. and Triumph III Investors, L.P. (together "Triumph"), the holders of redeemable shares of TWUK named in Exhibit B attached hereto (the "Redeemable Shareholders," and, each individually, a "Redeemable Shareholder"), the holders of equity warrants of TWUK named in Exhibit C attached hereto (the "Equity Warrant Holders," and each individually, an "Equity Warrant Holder"), the holders of mezzanine warrants of TWUK named in Exhibit D attached hereto (the "Mezzanine Warrant Holders," and each individually, a "Mezzanine Warrant Holder"), Hyperion Partners II L.P., Hyperion TW Fund L.P., Hyperion TWH Fund LLC, and Hyperion TWH Fund II LLC (collectively, "Hyperion"), Timothy M. Aitken and Sarah L. Eames (together, the "Employees") and BNP Paribas ("Paribas"). The Ordinary Shareholders, Triumph, the Redeemable Shareholders, the Equity Warrant Holders and the Mezzanine Warrant Holders shall be referred to collectively herein as the "Investors." The Investors, Hyperion, Triumph, the Employees and Paribas, collectively, the "Holders" and each individually a "Holder."

                                    RECITALS

     WHEREAS, the Investors are to receive an aggregate of up to 2,358,930 shares (the "Investor Shares") of TWUS common stock, par value $.01 per share ("TWUS Common Stock"), and the Equity Warrant Holders are to receive an aggregate of up to 7,773,660 shares of TWUS preferred stock, par value $.01 per share ("TWUS Preferred Stock"), which are convertible into shares of common stock of TWUS (the "Conversion Shares"), pursuant to the terms of that certain Master Reorganization Agreement, dated as of April 24, 2002 by and among TWUS, TWUK, Allied Healthcare Group (UK) Ltd., a company incorporated in England and Wales with registered number 3890177 ("AHG," and, together with TWUS and TWUK, the "Corporate Group") and the Investors (as subsequently amended, the "Reorganization Agreement");

     WHEREAS, dividends on the TWUS Preferred Stock may under certain circumstances be paid through the delivery of additional shares of TWUS Common Stock (the "Dividend Shares");

     WHEREAS, it is a condition to the obligations of the Investors that TWUS grant certain registration rights to the Investors with respect to the Investor Shares, the Conversion Shares and the Dividend Shares to be received by the Investors;

     WHEREAS, TWUS has agreed to grant certain registration rights to Hyperion in connection with the shares of TWUS Common Stock held by Hyperion as of the date hereof (the "Hyperion Shares");

     WHEREAS, TWUS has agreed to grant certain registration rights to Triumph in connection with the 370,500 shares of TWUS Common Stock purchased by Triumph Partners III, L.P. on April 22, 2002 and the 4,500 shares of TWUS Common Stock purchased by Triumph III Investors, L.P. on April 22, 2002 (together, but not including the Paribas Shares, the "Triumph Shares");

     WHEREAS, TWUS has agreed to grant certain registration rights to Paribas in connection with the 75,000 of the Triumph Shares purchased from Triumph by Paribas on June 7, 2002 (the "Paribas Shares"); and

     WHEREAS, TWUS has agreed to grant certain registration rights to the Employees in connection with the 684,258 shares of TWUS Common Stock issued to Timothy Aitken on April 22, 2002 and the 487,099 shares of TWUS Common Stock issued to Sarah Eames on April 22, 2002 (the "Compensatory Shares");

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. CERTAIN DEFINITIONS.

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" of a Person shall mean any person or entity which directly or indirectly controls, is controlled by, or is under common control with such person or entity.

     "Affiliate Registration Statement" shall have the meaning set forth in
Section 2(b) hereof.

     "Agreement" shall have the meaning set forth in the preamble hereof.

     "AHG" shall have the meaning set forth in the recitals hereof.

     "AMEX" shall have the meaning set forth in Section 4 hereof.

     "Arbitrator" shall have the meaning set forth in Section 17(a) hereof.

     "Closing" shall have the meaning ascribed thereto in the Reorganization Agreement.

     "Commission" shall mean the United States Securities and Exchange Commission, or any other federal agency administering the Securities Act and the Exchange Act at the time.

     "Compensatory Shares" shall have the meaning set forth in the recitals hereof.

     "Conversion Shares" shall have the meaning set forth in the recitals hereof.

     "Corporate Group" shall have the meaning set forth in the recitals hereof.

     "Demand Notice" shall have the meaning set forth in Section 2(d) hereof.

     "Demand Registration" shall have the meaning set forth in Section 2(d) hereof.

     "Dividend Shares" shall have the meaning set forth in the recitals hereof.

     "Employees" shall have the meaning set forth in the recitals hereof.

     "Equity Warrant Holder(s)" shall have the meaning set forth in the preamble hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, or any similar successor federal statute, and the rules and regulations promulgated thereunder.

     "Fair Market Value" shall mean the closing sales price, or the closing sales bid if no sales were reported, of the TWUS Common Stock as quoted on AMEX on the date immediately preceding the date of calculation or if there are no sales or bids for such date, then for the last preceding business day for such sales or bids, as reported in The Wall Street Journal or similar publication.

     "Holder(s)" shall have the meaning set forth in the preamble hereof.

     "Hyperion" shall have the meaning set forth in the preamble hereof.

     "Hyperion Shares" shall have the meaning set forth in the recitals hereof.

     "Indemnified Person" shall have the meaning set forth in Sections 6(a) and 6(b) hereof.

     "Indemnifying Person" shall have the meaning set forth in Section 6(d) hereof.

     "Indemnitee" shall have the meaning set forth in Section 6 hereof.

     "Inspectors" shall have the meaning set forth in Section 3(k) hereof.

     "Investors" shall have the meaning set forth in the preamble hereof.

     "Investors' Shares" shall have the meaning set forth in the recitals hereof. For purposes of clarity, "Investor Shares" shall include those shares of TWUS Common Stock delivered in exchange for the Unpaid PIK Interest (as defined in the Reorganization Agreement) of the Triumph Investors (as defined in the Reorganization Agreement) pursuant to Section 1.1(g)(iii) of the Reorganization Agreement.

     "Liability" shall have the meaning set forth in Section 6(a) hereof.

     "Majority in Interest" shall mean, (i) subject to clause (ii) hereof, with respect to the registrations subject to Section 2(a) (or a demand registration in lieu thereof) and with respect to Section 9(i), the meaning ascribed thereto in the Reorganization Agreement, (ii) with respect to a registration pursuant to the last sentence of Section 2(b), both a Majority in Interest of the Investors (as defined in the Reorganization Agreement) and a majority in interest of the Hyperion Shares, Compensatory Shares, Triumph Shares and Paribas Shares proposed to be registered under such Registration Statement and (iii) with respect to any other registration, a majority of the Registrable Shares proposed to be registered under such Registration Statement.

     "Mezzanine Warrant Holder(s)" shall have the meaning set forth in the preamble hereof.

     "NASD" shall have the meaning set forth in the Section 3(q) hereof.

     "Offering Blackout Period" shall have the meaning set forth in the Section 10(c) hereof.

     "Ordinary Shareholder(s)" shall have the meaning set forth in the preamble hereof.

     "Paribas" shall have the meaning set forth in the preamble hereof.

     "Paribas Shares" shall have the meaning set forth in the recitals hereof.

     "Person" shall mean an individual, a corporation, a partnership, a joint venture, a trust, an unincorporated organization, a limited liability company or partnership, a government and any agency or political subdivision thereof.

     "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

     "Qualified Offering" shall have the meaning set forth in Section 2(e)(ii) hereof.

     "Records" shall have the meaning set forth in Section 3(k) hereof

     "Redeemable Shareholder(s)" shall have the meaning set forth in the preamble hereof.

     "Registrable Shares" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the resale thereof by the holder thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares actually sold pursuant to Rule 144, or (iii) the Shares of any holder that (x) owns Shares equal to less than one percent (1%) of the outstanding voting stock of the Company (on an as converted basis) and (y) is able to offer for sale all of its Shares within a given three month period pursuant to Rule 144 (or any successor provision) without giving effect to paragraph (k) thereof.

     "Registration Expenses" shall mean the expenses so described in Section 5 hereof.

     "Registration Statement" shall mean any registration statement of TWUS which covers the offer and sale of any of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

     "Reorganization" shall have the meaning set forth in Section 2(a) hereof.

     "Reorganization Agreement" shall have the meaning set forth in the recitals hereof.

     "Resale Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

     "Rule 144" means Rule 144 under the Securities Act (or any successor provision).

     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time, or any similar successor federal statute, and the rules and regulations of the Commission thereunder.

     "Shares" shall mean collectively the Investors' Shares, the Conversion Shares, the Dividend Shares, the Hyperion Shares, the Compensatory Shares, the Triumph Shares and the Paribas Shares.

     "Suspension Event" shall have the meaning set forth in Section 10(b) hereof.

     "Triumph" shall have the meaning set forth in the preamble hereof.

     "Triumph Shares" shall have the meaning set forth in the recitals hereof.

     "TWUK" shall have the meaning set forth in the preamble hereof.

     "TWUS" shall have the meaning set forth in the preamble hereof.

     "TWUS Common Stock" shall have the meaning set forth in the recitals hereof.

     "TWUS Offering" shall have the meaning set forth in the Section 10(c) hereof.

     "TWUS Preferred Stock" shall have the meaning set forth in the recitals hereof.

     All other capitalized terms not defined herein shall have the meaning set forth in the Reorganization Agreement unless otherwise indicated.

     2. REGISTRATION.

         (a) Amendment of Registration Statement. Subject to the provisions of
Section 2(c) below, TWUS shall (i) originally file with the Commission its Registration Statement on Form S-4 covering the issuance of Shares in the reorganization of the Corporate Group pursuant to which TWUK will become a wholly-owned subsidiary of AHG, which is a wholly-owned subsidiary of TWUS (the "Reorganization"), to also serve after the consummation of the Reorganization as a resale registration statement under Rule 415 covering the sale by the Investors of all or any portion of their Registrable Shares (other than the Compensatory Shares, the Triumph Shares and the Paribas Shares), or (ii) if TWUS is unable to comply with clause (i) above for any reason, prepare and file a resale registration statement on Form S-3, or such other applicable forms, with the Commission, under Rule 415 under the Securities Act, covering the sale by the Investors of all or any portion of their Registrable Shares in accordance with the terms hereof (each of the registration statement(s) described in clauses (i) and (ii) above hereafter a "Resale Registration Statement"). A filing described in clause (ii) above shall be made on a date reasonably designed to allow TWUS to have such Registration Statement declared effective by the date of the Closing of the Reorganization, but in any event such Resale Registration Statement shall be declared effective not later than thirty (30) calendar days after the Closing of the Reorganization. TWUS shall use its reasonable best efforts to cause the Resale Registration Statement to be declared effective by the Commission for all of the Registrable Shares covered thereby by the earliest practicable date after filing with the Commission. In the event that TWUS is unable to cause such Resale Registration Statement to be declared effective by the Commission within thirty (30) calendar days following the Closing of the Reorganization, then the provisions of Section 2(c) shall apply. TWUS agrees to use its reasonable efforts to keep the Resale Registration Statement continuously effective until no shares of TWUS Preferred Stock remain outstanding and no Investors' Shares, Conversion Shares or Dividend Shares that constitute Registrable Shares remain outstanding. In the event that a Person not named in a Resale Registration Statement as a potential selling stockholder becomes a Holder of Registrable Shares, TWUS will make such changes to the then effective Resale Registration Statement as are necessary to include such Person as a potential selling stockholder with respect to its Registrable Shares under the Resale Registration Statement, unless the inclusion of such Person is prohibited by the Commission or applicable law.

         (b) Registration Statement Covering Resale of Hyperion Shares, Compensatory Shares, Triumph Shares and Paribas Shares. TWUS shall prepare and file a registration statement on Form S-3 (the "Affiliate Registration Statement"), or such other applicable forms, with the Commission, under Rule 415 under the Securities Act, in connection with the sale by Hyperion, the Employees, Triumph and Paribas at the time of such filing of all of the Hyperion Shares, the Compensatory Shares, the Triumph Shares and the Paribas Shares in accordance with the terms hereof (and, in the event that a Person not named in an Affiliate Registration Statement as a potential selling stockholder becomes a Holder of Hyperion Shares, Compensatory Shares, Triumph Shares or Paribas Shares, TWUS will make such changes to the then effective Affiliate Registration Statement as are necessary to include such Person as a potential selling stockholder with respect to its Hyperion Shares, Compensatory Shares, Triumph Shares or Paribas Shares under the Affiliate Registration Statement, unless the inclusion of such

Person is prohibited by the Commission or applicable law), such filing to be made on a date reasonably designed to allow TWUS to have such Affiliate Registration Statement declared effective by the date of the Closing of the Reorganization, but in any event such Affiliate Registration Statement shall be declared effective not later than thirty (30) calendar days after the Closing of the Reorganization. TWUS shall use its reasonable best efforts to cause the Affiliate Registration Statement to be declared effective by the Commission for all of the Registrable Shares covered thereby by the earliest practicable date after filing with the Commission. In the event that TWUS is unable to cause such Affiliate Registration Statement to be declared effective by the Commission within thirty (30) calendar days following the Closing of the Reorganization, then the provisions of Section 2(c) shall apply. TWUS agrees to use its reasonable efforts to keep the Affiliate Registration Statement continuously effective until no Hyperion Shares, Compensatory Shares, Triumph Shares or Paribas Shares that constitute Registrable Shares remain outstanding. Notwithstanding anything to the contrary contained in this Agreement, TWUS shall be entitled to satisfy its obligation to file a Resale Registration Statement pursuant to Section 2(a) and its obligation to file an Affiliate Registration Statement pursuant to this Section 2(b) by filing a single registration statement that otherwise complies with the requirements of Sections 2(a) and 2(b).

         (c) Demand Registration. In the event that, for any reason, TWUS is unable to cause a Resale Registration Statement or an Affiliate Registration Statement to be declared effective by the Commission within thirty (30) days following the Closing of the Reorganization or is unable or it is impracticable to keep such Resale Registration Statement or Affiliate Registration Statement continuously effective for the period set forth in Section 2(a) or 2(b), as applicable, TWUS shall, within ten (10) days after TWUS makes such determination or such shorter period as the Commission may provide to TWUS in the event such event involves an action or determination by the Commission (in which case TWUS shall immediately forward to the Investors, Hyperion, Triumph, the Employees and Paribas copies of all relevant correspondence to and from the Commission), give notice to the Investors, Hyperion, Triumph, the Employees and Paribas, as the case may be, of such fact and of the circumstances giving rise to such inability or impracticability, so as to enable the Investors, Hyperion, Triumph, the Employees and Paribas to exercise their rights as set for in this Section 2(c). At any time any shares of TWUS Preferred Stock or Registrable Shares are outstanding and a Resale Registration Statement or an Affiliate Registration Statement, as applicable, covering the resale of their respective Registrable Shares is not effective, TWUS shall, at the written request of any Investor, Hyperion, Triumph, the Employees or Paribas (and their permitted transferees and assigns), as the case may be (a "Demand Notice"), cause to be filed as soon as practicable after the date of such request a Registration Statement in accordance with Rule 415 under the Securities Act (or such other rule as is applicable to the proposed sale) relating to the resale by such Investor, Hyperion, Triumph, the Employees or Paribas (and their permitted transferees and assigns) of all or any portion of the Registrable Shares held by such Investor (including Conversion Shares and/or Dividend Shares issuable to such Investor), Hyperion, Triumph, the Employees or Paribas (and their permitted transferees and assigns) in accordance with the terms hereof, and shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as practicable thereafter (a "Demand Registration"); provided, however, that TWUS shall not be required to file such Registration Statement unless the number of Registrable Shares included in such Demand Notice have a Fair Market Value in excess of

$1,000,000. TWUS agrees to use its reasonable best efforts to keep the Demand Registration continuously effective, after its date of effectiveness, with respect to the Registrable Shares of the requesting Investor, Hyperion, Triumph, the Employees or Paribas (and their permitted transferees and assigns) until the date on which such Investor, Hyperion, Triumph, the Employees or Paribas (and their permitted transferees and assigns) no longer holds any Registrable Shares.

          (d) Underwritten Offering. If one or more Holders shall propose to sell Registrable Shares in an underwritten offering pursuant to a Registration Statement filed under Section 2 hereof, such Holders shall be entitled to select one (1) lead underwriter for such offering (selected by a Majority in Interest of the Holders of the Registrable Shares proposed to be included in such underwritten offering), which selection shall be reasonably satisfactory to TWUS. At TWUS' option, following such selection and approval of a lead underwriter by the Holders, TWUS shall be entitled to select a co-lead underwriter with respect to such underwritten offering (and both such underwriters shall accordingly be co-leads; provided that the underwriter designated by the Holders shall be responsible for maintaining the order book with respect to such offering).

          (ii) If one or more Holders propose to sell in an underwritten offering Registrable Shares which have an aggregate Fair Market Value of $5,000,000 or more (a "Qualified Offering"), then TWUS shall make available members of the management of TWUS and its Affiliates for reasonable assistance in selling efforts related to such offering (including, without limitation, senior management attendance at due diligence meetings with underwriters and their counsel and road shows) and shall enter into underwriting agreements containing usual and customary terms and conditions for such types of offerings (including, but not limited to, indemnification terms customary therein) and take all such other reasonable actions in connection therewith in order to expedite or facilitate the disposition of such Registrable Shares, including without limitation: (A) make such representations and warranties to the underwriters with respect to the business of TWUS, the Registration Statement, the Prospectus and any documents, if any, incorporated or deemed to be incorporated by reference therein, as may reasonably be required by the underwriters; (B) obtain opinions of counsel to TWUS and updates thereof, addressed to the Holders and each of the underwriters; (C) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of TWUS addressed to the Holders and each of the underwriters; (D) ensure that, if an underwriting agreement is entered into, such agreement shall contain indemnification provisions and procedures that are usual and customary for an offering of such size; and (E) deliver such documents and certificates as may be reasonably requested by the underwriters and their respective counsel to evidence the continued validity of the representations and warranties made pursuant to clause
          (A) of this Section 2(d)(ii).

     3. Registration Procedures. When TWUS is required pursuant to the provisions of this Agreement to effect the registration of any of the Shares under the Securities Act, TWUS will:

         (a) prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act with respect to such securities, which form shall comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become and remain effective until completion of the proposed offering;

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective until the Holders shall have completed the sales described in such Registration Statement and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement whenever the seller or sellers of such securities shall desire to sell or otherwise dispose of the same, but only to the extent provided in this Agreement

         (c) furnish to the Holders and the underwriters, if any, such number of copies of any Registration Statement, any amendments thereto, any documents incorporated by reference therein, the Prospectus, including a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as the Holders or underwriters may reasonably request in order to facilitate the public sale or other disposition of the Shares owned by the Holders or underwriters;

         (d) file and use its reasonable best efforts to register or qualify the Shares covered by such Registration Statement under such other securities or state securities or "blue sky" laws of such jurisdictions as the Holders shall request, and do any and all other acts and things that may be necessary under such state securities or "blue sky" laws to enable the Holders to consummate the public sale or other disposition in such jurisdictions of the Shares owned by such Holder, except that TWUS shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

         (e) within a reasonable time before each filing of a Registration Statement or Prospectus or amendments or supplements thereto with the Commission, furnish to counsel selected by the Holders of a Majority in Interest of the Registrable Shares participating in such registration, copies of such documents proposed to be filed, which documents shall be subject to the reasonable approval of such counsel; provided, however, in the event that any of the Registrable Shares participating include Hyperion Shares and/or Triumph Shares, counsel to Hyperion and/or Triumph, as applicable, shall also be furnished copies of such documents proposed to be filed, which documents shall also be subject to the reasonable approval of such counsel(s);

         (f) immediately notify the Holders, their respective counsel and any underwriter and (if requested by any such Person) confirm such notice in writing, of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or that requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Registration Statement or Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (g) make generally available to the Holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than sixty (60) days after the end of the 12-month period beginning with the first day of TWUS' first fiscal quarter commencing after the effective date of a Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if TWUS satisfies the requirements of Rule 158 under the Securities Act and otherwise complies with all applicable rules and regulations of the Commission;

         (h) use its reasonable best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and if one is issued, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment; provided, however, that TWUS may postpone the filing or effectiveness of any Registration Statement required to be filed hereunder for a reasonable period of time, not to exceed ninety (90) days in the aggregate during any 12-month period, if the TWUS has been advised by legal counsel that such filing or effectiveness would require a special audit or the disclosure of a material impending transaction or other matter and TWUS' Board of Directors determines reasonably and in good faith that such disclosure would have a material adverse effect on TWUS;

         (i) use its reasonable best efforts to cause, to the extent applicable, the Registrable Shares covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities and to obtain such approvals, consents and make such filings as may be necessary by virtue of the business and operations of TWUS to enable the Holders to consummate the disposition of such Registrable Shares in accordance with their intended method of distribution thereof;

         (j) if requested by the managing underwriter or underwriters (if any), a Holder or their respective counsel, promptly incorporate into a Prospectus supplement or post-effective amendment such information as such Person requests to be included therein, including, without limitation, with respect to the Shares being sold by such Holder to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

         (k) subject to appropriate confidentiality agreements, make available to each Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent or representative retained by any such Holder or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of TWUS (collectively, the "Records") reasonably necessary to enable them to exercise their due diligence responsibility, and cause TWUS' officers, directors and employees to supply all information requested by any such Inspector in connection with such Registration Statement;

         (l) enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Holders or the underwriters retained by the Holders participating in an underwritten public offering, if any, may reasonably request in order to expedite or facilitate the disposition of Registrable Shares (and the Holders may, at their option, require that any or all of the representations, warranties and covenants of TWUS to or for the benefit of any underwriters also be made to and for the benefit of the Holders);

         (m) furnish to each prospective selling Holder a signed counterpart, addressed to the prospective selling Holder, of (i) an opinion of counsel for TWUS, dated the effective date of the Registration Statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified TWUS' financial statements included in the Registration Statement, covering substantially the same matters with respect to the Registration Statement (and the Prospectus included therein) and (in the case of the accountants' letter) with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of TWUS' counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

         (n) cause the Shares covered by such Registration Statement to be listed on the national securities exchange or quoted on the quotation system on which the TWUS Common Stock is then listed or quoted;

         (o) in connection with an underwritten offering, participate, to the extent reasonably requested by the managing underwriter for the offering or the Holders, in customary efforts to sell the Shares being offered, and cause such steps to be taken as to ensure such good faith participation of senior management officers of TWUS in "road shows" as is customary;

         (p) if the Registrable Shares are of a class of securities that is listed on a national securities exchange, file copies of any Prospectus with such exchange in compliance with Rule 153 under the Securities Act so that the holders of Registrable Shares benefit from the Prospectus delivery procedures described therein;

         (q) cooperate with each Holder and each underwriter participating in the disposition of Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD"), including, if appropriate, the pre-filing of a Prospectus as part of a shelf registration statement in advance of an underwritten offering;

         (r) otherwise cooperate with the underwriter(s), the Commission and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration and sale of any Registrable Shares under this Agreement;

         (s) correct any deficiency (in the judgment of either TWUS or the Holders of Registrable Shares acting reasonably) between the preliminary Prospectus and the final Prospectus, and pay any expenses associated with the recirculation of the final Prospectus following the correction of such deficiency, if required;

         (t) during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission, including pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act; and

         (u) provide a transfer agent and registrar for all Registrable Shares registered pursuant hereunder and a CUSIP number for all such Registrable Shares, in each case no later than the effective date of such registration.

     If any Registration Statement refers to any Holder by name or otherwise as the holder of any securities of TWUS, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of TWUS' securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of TWUS, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal or state securities or "blue sky" statute and the rules and regulations thereunder then in force, deletion of the reference to such Holder.

     4. LISTING. TWUS will use reasonable efforts to cause all Registrable Shares to be listed or otherwise eligible for full trading privileges on the principal national securities exchange (currently the American Stock Exchange ("AMEX")) on which the TWUS Common

Stock are then listed, in each case not later than the date on which a Registration Statement covering the Registrable Shares becomes effective or the Registrable Shares are issued by TWUS to a Holder, whichever is later. TWUS will use reasonable efforts to continue the listing or trading privilege for all Registrable Shares on such exchange. TWUS will promptly notify the Holders of, and confirm in writing, the delisting of TWUS Common Stock by such exchange.

     5. EXPENSES. All expenses incurred by TWUS or the Holders in effecting the registrations provided for in Section 2, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for TWUS and of a single counsel for the Holders participating in such registration as a group (selected by, in the case of a registration under Section 2(c) (other than a registration pursuant to the last sentence of Section 2(b)), the Holders of a Majority in Interest of the Registrable Shares who initiate the registration under such Section 2(c), and, in the case of all other registrations hereunder, the Holders of a Majority in Interest of the Registrable Shares participating in the registration), expenses of any audits incident to or required by any such registration and expenses of complying with the state securities or "blue sky" laws of any jurisdictions (all of such expenses referred to as "Registration Expenses"), shall be paid by TWUS whether or not the registration statement to which such Registration Expenses relate becomes effective. Notwithstanding the foregoing, in the event of a registration pursuant to the last sentence of Section 2(b), TWUS shall, in addition to its other obligations hereunder, pay all fees and disbursements of counsel selected by a Majority in Interest of the Investors (as defined in the Reorganization Agreement) and counsel selected by a majority in interest of the Hyperion Shares, Compensatory Shares, Triumph Shares and Paribas Shares intended to be covered by such registration statement.

     6. INDEMNIFICATION.

         (a) TWUS shall indemnify and hold harmless each selling Holder of Registrable Shares, and directors, officers, partners, shareholders, members, employees and agents of any of them, and each Person who participates in the offering of such securities and each Affiliate of such seller or participating Person (individually and collectively, the "Indemnified Person") against any losses, claims, damages or liabilities, including reasonable legal fees, disbursements and expenses of counsel (including any such fees, disbursements and expenses incurred as a result of a third party action or as a result of the Indemnified Person enforcing its rights under this Section 6(a) against TWUS) (collectively, "Liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as the Liability (or action in respect thereof) arises out of, is based upon or relates to (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto or any documents filed under state securities laws or "blue sky" laws, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by TWUS of the Securities Act, any state securities or "blue sky" laws or any sale or regulation thereunder in connection with such registration. Except as otherwise provided in Section 6(c), TWUS shall reimburse each such Indemnified Person for all reasonable legal and other expenses incurred in connection with investigating or defending any Liability; provided, however, that TWUS shall not be liable to any Indemnified Person in any such case to the extent that the Liability arises out of, is based upon or relates to any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary or final Prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to TWUS by such Person specifically for use therein; and provided further, that TWUS shall not be required to indemnify any Person against Liability that arises out of the failure of any Person to deliver a Prospectus as required by the Securities Act regardless of any investigation made by or on behalf of such Indemnified Person and TWUS' indemnification obligations shall survive transfer of such securities by such seller.

         (b) Each Holder of Registrable Shares holding any securities included in such registration being effected shall indemnify and hold harmless each other selling Holder of Registrable Shares (including to the extent applicable its partners, members and shareholders (including partners of partners and shareholders of such partners)), TWUS, and directors, officers, employees and agents of each of them, and each Affiliate of such seller and directors, officers, employees and agents of any of them (individually and collectively also the "Indemnified Person"), against any liability, joint or several, to which the Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or actions in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of such selling Holder, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereto,
(ii) any omission or alleged omission by such selling Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by such selling Holder of the Securities Act, any state securities or "blue sky" laws or any sale or regulation thereunder in connection with such registration; in the case of subclause (i) and (ii) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary or final Prospectus, amendment or supplement thereto in reliance upon and in conformity with information furnished in writing to TWUS by such selling Holder specifically for use therein. The liability of any Holder for indemnification under this Section 6 in its capacity as a seller of Registrable Shares shall not exceed the lesser of
(i) that proportion of the total of such losses, claims, damages, expenses or liabilities indemnified against equal to the proportion of the total securities sold under such Registration Statement held by such Holder, and (ii) the amount equal to the net proceeds to such Holder of the securities sold in any such registration; provided that no selling Holder shall be required to indemnify any Person against any liability arising from any untrue or misleading statement or omission contained in any preliminary Prospectus if such deficiency is corrected in the final Prospectus or for any liability which arises out of the failure of any Person to deliver a Prospectus as required by the Securities Act.

         (c) In the event TWUS, any selling Holder or other Person receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Sections 6(a) or (b) above, the Person claiming indemnification under such paragraphs shall promptly notify the Person against whom indemnification is sought (the "Indemnifying Person") of such complaint, notice, claim or action, and the Indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action; provided that the failure to promptly give notice shall not relieve the Indemnifying Person from any Liability except to the extent that it is materially prejudiced by the failure or delay of the Indemnified Person in giving such notice. If any such complaint, claim or other notice of any Liability or action is brought against any Indemnified Person and it notifies the Indemnifying Person of its commencement, the Indemnifying Person will be entitled to participate in and, to the extent that it elects by delivering written notice to the Indemnified Person promptly after receiving notice of the commencement of the action from the Indemnified Person, jointly with any other Indemnifying Person similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the Indemnified Person, and after notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense, the Indemnifying Person shall not be liable to the Indemnified Person for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the Indemnified Person in connection with the defense. The Indemnified Person shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel shall be at the expense of the Indemnified Person unless (i) the employment of counsel by the Indemnified Person has been authorized in writing by the Indemnifying Person, (ii) the Indemnified Person has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other Indemnified Persons different from or in addition to those available to the Indemnifying Person or Persons, (iii) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Person) between the Indemnified Person and the Indemnifying Person (in which case the Indemnifying Person shall not have the right to direct the defense of such action on behalf of the Indemnified Person), or (iv) the Indemnifying Person has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action or has failed to employ counsel reasonably satisfactory to such Indemnified Person, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the Indemnifying Person or Persons. The Indemnifying Person or Persons shall not, unless there exists a conflict of interest among the Indemnified Persons, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any time for all such Indemnified Persons. All such fees, disbursements and other charges shall be reimbursed by the Indemnifying Person promptly as they are incurred. An Indemnifying Person shall not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No Indemnifying Person shall, without the prior written consent of each Indemnified Person, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each Indemnified Person from all liability arising or that may arise out of such claim, action or proceeding, (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person, and (iii) does not commit the Indemnified Person to take, or to forbear to take, any action. If a settlement is reached with such consent or if a final judgment is entered for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 6 for any reason is held by a court of competent jurisdiction to be unavailable to an Indemnified Person in respect of any losses, claims, damages expenses or liabilities referred to therein, then each Indemnifying Person under this
Section 6, in lieu of indemnifying the Indemnified Person thereunder, shall contribute to the amount paid or payable by the Indemnified Person as a result of such losses, claims, damages, expenses or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by TWUS and the Holder or Holders of Registrable Shares from the offering of Registrable Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of TWUS, the other Holders of Registrable Shares in connection with the statements or omissions that resulted in such losses, claims, damages expenses or liabilities, as well as any other relevant equitable considerations. The relative benefits received by TWUS and the Holders of Registrable Shares shall be deemed to be in the same respective proportions that the net proceeds from the offering (before deducting expenses) received by TWUS and the Holders of Registrable Shares, in each case as set forth in the table on the cover page of the applicable prospectus, bear to the aggregate public offering price of the Registrable Shares. The relative fault of TWUS and the Holders of Registrable Shares shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by TWUS or the Holders of Registrable Shares, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     TWUS and the Holders of Registrable Shares agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by a method of allocation that does not take account the equitable considerations referred to in the immediately preceding paragraph, provided that a Holder of Registrable Shares shall not be required to contribute under this Section 6(d) in excess of the lesser of (i) that proportion of the total Liability indemnified against equal to the proportion of the total Registrable Shares sold under such Registration Statement by such Holder and (ii) the net proceeds received by such Holder from its sale of Registrable Shares under such Registration Statement. No Person found guilty of fraudulent representation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person not found guilty of such fraudulent misrepresentation.

         (e) The amount paid by an Indemnifying Person or payable to an Indemnified Person as a result of the losses, claims, damages, expenses and liabilities referred to in this Section 6 shall be deemed to include, subject to limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim, payable as the same are incurred. The indemnification and contribution provided for in this Section 6 shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified parties or any other officer, director, employee, agent or controlling person of the indemnified parties.

     7. COMPLIANCE WITH RULE 144. TWUS shall use its reasonable best efforts to file with the Commission such information as is required under the Exchange Act for so long as there are holders of Registrable Shares; and in such event, TWUS shall use its reasonable best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act (or any comparable successor rules). TWUS shall furnish to any holder of Registrable Shares upon request a written statement executed by TWUS as to the steps it has taken to comply with the current public information requirement of Rule 144 (or such comparable successor rules). So long as there are holders of Registrable Shares, TWUS shall furnish to any Holder upon request (i) a copy of the most recent annual or quarterly report of TWUS and such other reports and documents filed by TWUS with the Securities and Exchange Commission as are reasonably requested and (ii) such information as may be reasonably requested in availing any Holder of any rule or regulation of the Securities and Exchange Commission which permits the selling or offering of any TWUS securities by such Holder. TWUS shall use its reasonable best efforts to facilitate and expedite transfers of Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Shares.

     8. INTENTIONALLY OMITTED.

     9. AMENDMENTS. This Agreement may be amended, and TWUS may take any action herein prohibited or omit to perform any act herein required to be performed by it, only if TWUS has obtained the written consent of (i) a Majority in Interest with respect to the rights of the Investors, (ii) Hyperion with respect to the rights of Hyperion, (iii) Triumph with respect to the rights of Triumph, (iv) each of the Employees with respect to the rights of such Employee or (v) Paribas with respect to the rights of Paribas. For the purposes of this Agreement and all agreements executed pursuant hereto, no course of dealing between or among any of the parties hereto and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof and thereof.

     10. SUSPENSION OF REGISTRATION REQUIREMENT; RESTRICTION ON SALES.

         (a) TWUS shall promptly notify each Holder of, and confirm in writing,
(i) the receipt of any oral or written communication that could reasonably lead TWUS to be unable to keep a Resale Registration Statement or Affiliate Registration Statement continuously effective for the period set forth in
Section 2 hereof, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement with respect to such holder's Registrable Shares or the initiation of any proceedings for that purpose. TWUS shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such a Registration Statement at the earliest possible moment and in any event within thirty (30) days from the initial date of such suspension.

         (b) Notwithstanding anything to the contrary set forth in this Agreement, TWUS' obligations under this Agreement to file, amend or supplement a Registration Statement, or to cause a Registration Statement, or any filings with any state securities commission, to become effective shall be suspended, for one or more periods not to exceed the period described in Section 11 below, in the event of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that (i) would require additional disclosure of material information by the TWUS in the Registration Statement or such filing, as to which TWUS has a bona fide business purpose for preserving confidentiality, or (ii) render TWUS unable to comply with the Commission requirements (any such circumstances being hereinafter referred to as a "Suspension Event"). TWUS shall notify the Holders of the Shares of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of TWUS stating that a Suspension Event has occurred and is continuing.

         (c) Subject to the terms of Section 11 below, so long as all officers and directors of TWUS are bound by similar restrictions, each Holder of Registrable Shares agrees, if requested by TWUS in the case of a TWUS-initiated non-underwritten offering of TWUS Common Stock by TWUS registered under the Securities Act or if requested by the managing underwriter or underwriters in a TWUS-initiated underwritten offering of TWUS Common Stock by TWUS (each, a "TWUS Offering"), not to directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any Shares held by it during the period (other than to donees or partners who agree to be similarly bound) (the "Offering Blackout Period") beginning upon receipt by such Holder of written notice from TWUS, but in any event no earlier than the tenth (10th) day preceding the anticipated date of pricing of such TWUS Offering, and ending on the earlier to occur of:

               (i) sixty (60) days after the closing date of such TWUS Offering; or

               (ii) one (1) day after the date on which the Fair Market Value of the TWUS Common Stock shall have averaged for a period of twenty (20) consecutive trading days at least one-hundred-five percent (105%) of the initial price to the public of such security in such TWUS Offering, but in any event not earlier than forty-five
                         (45) days after the closing date of such TWUS Offering; or

               (iii) the date on which TWUS may begin to effect any public sale or distribution of any TWUS Common Stock following such TWUS Offering pursuant to any contractual lock-up or similar restrictions on the sale of such securities; or

               (iv) the date on which all directors and executive officers who have been required to enter into contractual lock-up or similar restrictions on the sale of TWUS Common Stock owned by them may begin to effect public sales of such shares following such TWUS Offering, including pursuant to waivers of the restrictions by the managing underwriter or underwriters; or

               (v) the date TWUS or managing underwriter or underwriters withdraws such request in writing.

         (d) Subject to the terms of Section 11 below, each Holder of Registrable Shares agrees that, following the effectiveness of any Registration Statement relating to Registrable Shares of such Holder, such Holder will not effect any sales of the Shares pursuant to such Registration Statement or any filings with any state securities commission at any time after such Holder has received notice from TWUS to suspend sales as a result of the occurrence or existence of any Suspension Event or so that TWUS may correct or update the Registration Statement or such filing. The Holders may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from TWUS, which notice shall be given by TWUS not later than one (1) business day after the conclusion of any such Suspension Event.

     11. LIMITATIONS ON SUSPENSION/BLACKOUT PERIODS. Notwithstanding anything herein to the contrary, TWUS covenants and agrees that (a) TWUS' rights to suspend its obligation under this Agreement to file, amend or supplement a Registration Statement and maintain the effectiveness of any Registration Statement during the pendency of any Suspension Event, (b) the Holders' obligation to suspend public sales of Shares during one or more Offering Blackout Periods and (c) the Holders' obligations to suspend sales of Shares pursuant to a Registration Statement during the pendency of any Suspension Event, shall not (i) be exercised or triggered by TWUS pursuant to Section 10 or otherwise more than two (2) times during any 12-month period or (ii) in the aggregate, cause the Holders to be required to suspend sales of Shares or relieve TWUS of its obligation to file, amend or supplement and maintain the effectiveness of a Registration Statement for longer than ninety (90) days during any 12-month period.

     12. TRANSFERABILITY OF REGISTRATION RIGHTS. The registration rights set forth in this Agreement are transferable to each transferee of Registrable Shares, who shall thereafter be deemed a "Holder" for purposes of this Agreement. Each subsequent Holder of Registrable Shares must consent in writing to be bound by the terms and conditions of this Agreement in order to acquire the rights granted pursuant to this Agreement. This Agreement shall inure to the benefit of and be binding on the successors and assigns of each of the parties hereto. If any transferee of any Holder shall acquire Registrable Shares in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

     13. ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

     14. DAMAGES. TWUS stipulates that each Holder of Registrable Shares shall not have an adequate remedy if TWUS fails to comply with this Agreement and that damages shall not be readily ascertainable, and accordingly, TWUS shall not oppose an application by any Holder of Registrable Shares or any other Person entitled to the benefits of this Agreement to require specific performance of any and all provisions hereof or enjoining TWUS from continuing to commit any such breach of this Agreement.

     15. MISCELLANEOUS.

         (a) Notices. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered in writing by hand, telecopy, telex or other method of facsimile, or five (5) days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, or two
(2) days after being sent by overnight delivery providing receipt of delivery, to the following addresses:

     If to TWUS:

         Allied Healthcare International Inc.
         555 Madison Avenue
         New York, NY  10022
         Attention: Jack Wynne
         Telecopy No.: (212) 750-7221

     With a copy to:

         Brown Raysman Millstein Felder & Steiner LLP
         900 Third Avenue
         New York, NY  10022
         Attention: Leslie J. Levinson, Esq.
         Telecopy No.: (212) 895-2900

     If to the Investors or Triumph:

         Triumph Partners III, L.P.
         Triumph III Investors, L.P.
         28 State Street, 37th Floor
         Boston, MA  02109
         Attention: Frederick S. Moseley IV
         Telecopy No.: (617) 557-6014

     With a copy to:

         Goodwin Procter LLP
         Exchange Place
         53 State Street
         Boston, MA  02109
         Attention: Ettore A. Santucci, P.C.
         Telecopy No.:  (617) 523-1231

     If to Hyperion:

         Hyperion Partners II L.P.
         50 Charles Lindbergh Parkway
         Uniondale, NY  11553
         Attention: Scott Shay
         Telecopy No.: (516) 745-6787

     With a copy to:

         Proskauer Rose LLP
         1585 Broadway
         New York, NY  10036
         Attention: Bruce Lieb, Esq.
         Telecopy No.: (212) 969-3000

     If to the Employees:

         Allied Healthcare International Inc.
         555 Madison Avenue
         New York, NY  10022
         Attention: Timothy Aitken and Sarah Eames
         Telecopy No.: (212) 750-7221

     With a copy to:

         Brown Raysman Millstein Felder & Steiner LLP
         900 Third Avenue
         New York, NY  10022
         Attention: Leslie J. Levinson, Esq.
         Telecopy No.: (212) 895-2900

     If to Paribas:

         BNP Paribas
         10 Harewood Avenue
         London NW1 6AA
         United Kingdom
         Attention: Leo Leslie
         Telecopy No.: 44 20 7595 5596

     With a copy to the attention of Patrick Fox, at the same address

     If to any other Holder of Registrable Shares:

          at such Person's address for notice as set forth in the books and records of TWUS or, as to each of the foregoing, at such other address as shall be designated by such Person in a written notice to other parties complying as to delivery with the terms of this subsection (a).

     16. GOVERNING LAW. This Agreement shall be deemed to be a contract made under and shall be construed in accordance with the laws of the state of New York, without giving effect to conflict of laws principles thereof.

     17. CHOICE OF LAW/CONSENT TO JURISDICTION. All disputes, claims or controversies arising out of this Agreement, or the negotiation, validity or performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its rules of conflict of laws. Each of TWUS and the Holders hereby irrevocably and unconditionally consents to submit to the sole and exclusive jurisdiction of the courts of the State of New York and of the United States of America located in the State of New York (the "New York Courts") for any litigation arising out of or relating to this Agreement, or the negotiation, validity or performance of this Agreement (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the New York Courts and agrees not to plead or claim in any New York Court that such litigation brought therein has been brought in any inconvenient forum. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of New York, to appoint and maintain an agent in the State of New York as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally within the State of New York. For purposes of implementing the parties' agreement to appoint and maintain an agent for service of process in the State of New York, each party shall appoint an agent that is reasonably acceptable to the Holders and TWUS.

     18. COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute but one and the same document.

     19. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

     20. INTEGRATION. This Agreement, including the exhibits, the Reorganization Agreement and instruments referred to herein or therein, constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first set forth above.

                                        TWUS:
                                        -----

                                        ALLIED HEALTHCARE INTERNATIONAL INC.
                                        (F/K/A TRANSWORLD HEALTHCARE, INC.)

                                        By: /s/ John B. Wynne
                                            ------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                   HOLDERS:

                                   TRIUMPH PARTNERS III, L.P.

                                   By: Triumph III Advisors, L.P., its general
                                       partner

                                   By: /s/ Frederick S. Moseley, IV
                                       -----------------------------------------
                                   Name:  Frederick S. Moseley, IV
                                   Title: President

                                   TRIUMPH III INVESTORS, L.P.

                                   By: Triumph III Investors, Inc., its general
                                       partner

                                   By: /s/ Frederick S. Moseley, IV
                                       -----------------------------------------
                                   Name:  Frederick S. Moseley, IV
                                   Title: President

                                        HYPERION PARTNERS II L.P.
                                        By:   Hyperion Ventures II L.P.
                                              its general partner
                                        By:   Hyperion Funding II Corp.
                                              its general partner

                                        By: /s/ Scott A. Shay
                                            ------------------------------------
                                            Name:  Scott A. Shay
                                            Title: Executive Vice President

                                        HYPERION TW FUND L.P.

                                        By:   Hyperion TW LLC
                                              its general partner
                                        By:   Hyperion Partners II L.P.,
                                              its managing member
                                        By:   Hyperion Ventures II L.P.,
                                              its general partner
                                        By:   Hyperion Funding II Corp.,
                                              its general partner

                                        By: /s/ Scott A. Shay
                                            ------------------------------------
                                        Name:  Scott A. Shay
                                        Title: Executive Vice President

                                        HYPERION TWH FUND LLC

                                        By: /s/ Scott A. Shay
                                            ------------------------------------
                                        Name:  Scott A. Shay
                                        Title: Managing Member

                                        HYPERION TWH FUND II LLC

                                        By: /s/ Scott A. Shay
                                            ------------------------------------
                                        Name:  Scott A. Shay
                                        Title: Managing Member

                                            ORDINARY SHAREHOLDERS:
                                            ----------------------



                                            /s/ Charles Murphy
                                            ------------------------------------
                                            Wendy Anne Thompson, by her duly
                                            authorized Attorney

                                            /s/ Charles Murphy
                                            ------------------------------------
                                            Belinda Burgess , by her duly
                                            authorized Attorney

                            REDEEMABLE SHAREHOLDERS:
                            ------------------------


MLS INVESTMENTS LIMITED, by its duly                 RICHARD GREEN and SARAH GREEN,
authorized Attorney                                  JOINTLY

By: /s/ Charles Murphy                               By: /s/ Charles Murphy
    ---------------------------------------              -------------------------------------------
Name:  Charles Murphy                                Richard Green, by his duly authorized Attorney
Title: Group Finance Director
                                                     By: /s/ Charles Murphy
                                                         -------------------------------------------
                                                     Sarah Green, by her duly authorized Attorney


/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
David Johnson, by his duly authorized                Dominic Rothwell, by his duly authorized
Attorney                                             Attorney

/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
Charles Murphy                                       Stuart Reynolds, by his duly authorized
                                                     Attorney

/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
Steven Gullick, by his duly authorized               Jan Baum, by his duly authorized
Attorney                                             Attorney

/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
Tracey Dale, by her duly authorized                  Chris Powell, by his duly authorized Attorney
 Attorney

/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
Kirsten Parton, by her duly authorized               Mandy Medcraft, by her duly authorized Attorney
Attorney

/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
Tim Faun, by his duly authorized                     John Menniss, by his duly authorized Attorney
Attorney

/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
Jeremy Fry, by his duly authorized                   Jayne Bunn, by her duly authorized Attorney
Attorney

/s/ Charles Murphy                                   /s/ Charles Murphy
---------------------------------------              -----------------------------------------------
Kevin Taylor, by his duly authorized                 Linos Walters, by his duly authorized Attorney
Attorney



/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Christin Brown, by her duly authorized                 Sylvia Withers, by her duly authorized
Attorney                                               Attorney

/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Joanne Ayre, by her duly authorized                    Norma Balls, by her duly authorized
Attorney                                               Attorney

/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Cecelia Lowe, by her duly authorized                   Lin Carter, by his duly authorized
Attorney                                               Attorney

/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Angela Roberts, by her duly authorized                 Olive Bell, by her duly authorized
Attorney                                               Attorney

/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Jane Swift, by her duly authorized                     Trudi Brett, by her duly authorized
Attorney                                               Attorney

/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Gillian Bennett Newens, by her duly                    Yvonne Bishton, by her duly authorized
authorized Attorney                                    Attorney

/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Melanie Combe, by her duly authorized                  Carol Williamson, by her duly authorized
Attorney                                               Attorney

/s/ Charles Murphy                                     /s/ Charles Murphy
----------------------------------------               ----------------------------------------
Maureen Parkinson, by her duly authorized              Angela Collacott, by her duly authorized
Attorney                                               Attorney

                                                       /s/ Charles Murphy
                                                       ----------------------------------------
                                                       Marianne Smith, by her duly authorized
                                                       Attorney


/s/ Charles Murphy
----------------------------------------
Fiona Key, by her duly authorized
Attorney

                                 EQUITY WARRANT HOLDERS:

                                 TRIUMPH PARTNERS III, L.P.

                                 By: Triumph III Advisors, L.P., its general
                                     partner

                                 By: /s/ Frederick S. Moseley, IV
                                     -------------------------------------------
                                 Name:  Frederick S. Moseley, IV
                                 Title: President

                                 TRIUMPH III INVESTORS, L.P.

                                 By: Triumph III Investors, Inc., its general
                                     partner

                                 By: /s/ Frederick S. Moseley, IV
                                     -------------------------------------------
                                 Name:  Frederick S. Moseley, IV
                                 Title: President

                                 BNP PARIBAS

                                 By: /s/ Leo Leslie       /s/ Don Ercole
                                     -------------------------------------------
                                 Name:   Leo Leslie           Don Ercole
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                 AITKEN (ENGLISH) COMPANY LIMITED

                                 By: /s/ Tim Aitken
                                     -------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:
                                       -----------------------------------------

                                    /s/ Tim Aitken
                                    --------------------------------------------
                                    Timothy M. Aitken

                                    /s/ Sarah L. Eames
                                    --------------------------------------------
                                    Sarah L. Eames

                                    /s/ Charles Murphy
                                    --------------------------------------------
                                    Charles Kernahan, by his duly authorized
                                    Attorney

                                    /s/ Charles Murphy
                                    --------------------------------------------
                                    David Johnson, by his duly authorized
                                    Attorney

                                    /s/ Charles Murphy
                                    --------------------------------------------
                                    Charles Murphy

                                    /s/ Charles Murphy
                                    --------------------------------------------
                                    Wayne Palladino, by his duly authorized
                                    Attorney

                                    /s/ Charles Murphy
                                    --------------------------------------------
                                    Steven Gullick, by his duly authorized
                                    Attorney

                                   ZRH Nominees (0051) Limited, acting by its duly authorized Attorney

                                   By: /s/ Charles Murphy
                                       -----------------------------------------
                                   Name:  Charles Murphy
                                   Title: Group Finance Director

                                   Orion Nominees Limited, acting by its duly authorized Attorney

                                   By: /s/ Charles Murphy
                                       -----------------------------------------
                                   Name:  Charles Murphy
                                   Title: Group Finance Director

                                   THE EMPLOYEES:
                                   --------------

                                   /s/ Tim Aitken
                                   ---------------------------------------------
                                   Timothy M. Aitken

                                   /s/ Sarah L. Eames
                                   ---------------------------------------------
                                   Sarah L. Eames

                                   BNP PARIBAS
                                   -----------

                                   By: /s/ Leo Leslie     /s/ Don Ercole
                                       -----------------------------------------
                                   Name:   Leo Leslie         Don Ercole
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                  MEZZANINE WARRANT HOLDERS:
                                  --------------------------

                                  BNP PARIBAS

                                  By: /s/ Leo Leslie     /s/ Don Ercole
                                      ------------------------------------------
                                  Name:   Leo Leslie     Don Ercole
                                       -----------------------------------------
                                  Title:
                                        ----------------------------------------

                                  BAYERISCHE HYPO-UND
                                  VEIRENSBANK AG

                                  By: /s/ Ray Daws       /s/ Guy Beeston
                                      ------------------------------------------
                                  Name:   Ray Daws           Guy Beeston
                                       -----------------------------------------
                                  Title:  VP                 VP
                                        ----------------------------------------

                                  NMB HELLER

                                  By: /s/ J.P. Onslow
                                      ----------------------------------------
                                      Name:  J.P. Onslow
                                      Title: Director

                                    EXHIBIT A

                              ORDINARY SHAREHOLDERS
                              ---------------------



Wendy Anne Thompson
Belinda Burgess

                                    EXHIBIT B

                             REDEEMABLE SHAREHOLDERS
                             -----------------------

MLS Investments Limited
Richard Green and Sarah Green (jointly)
David Johnson
Charles Murphy
Steven Gullick
Tracey Dale
Kirsten Parton
Tim Faun
Jeremy Fry
Kevin Taylor
Dominic Rothwell
Stuart Reynolds
Jan Baum
Chris Powell
Mandy Medcraft
John Menniss
Jayne Bunn
Linos Walters
Gillian Sadler
Christin Brown
Joanne Ayre
Cecelia Lowe
Angela Roberts
Jane Swift
Gillian Bennett Newens
Melanie Combe
Maureen Parkinson
Fiona Key
Sylvia Withers
Norma Balls
Lin Carter
Olive Bell
Trudi Brett
Yvonne Bishton
Carol Williamson
Angela Collacott
Marianne Smith

                                    EXHIBIT C

                             EQUITY WARRANT HOLDERS
                             ----------------------


Triumph Partners III, L.P.
Triumph III Investors, L.P.
BNP Paribas
Aitken (English) Company Limited
Timothy M. Aitken
ZRH Nominees (0051) Limted
Sarah L. Eames
Orion Nominees Limited
Charles Kernahan
David Johnson
Charles Murphy
Wayne Palladino
Steven Gullick

                                    EXHIBIT D
                                    ---------

                            MEZZANINE WARRANT HOLDERS
                            -------------------------



BNP Paribas
Bayerische Hypo-Und Veirensbank AG
NMB Heller